LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST
                 ---------------------------------------------


March 31, 1997 - March 31, 1998 (one year)
-------------------------------
 Cumulative Total Return
 -----------------------

  ERV  = (16.48 x 1.05274) - (16.25 x 1.0) x 1000 + 1000 = 1067.64
         --------------------------------
                    (16.25 x 1.0)

  P    = 1000

  C    = 1067.64   -  1  = 0.0676 = 6.78%
         -------                    ----
          1000


   Average Annual Return:  Same
   ---------------------

March 31, 1993 - March 31, 1998 (five years)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (16.48  X  1.3222) -  (16.48 x 1.0)  x  1000 + 1000 = 1322.20
          -----------------------------------
                    (16.48 x 1.0)

   P    = 1000

   C    = 1322.20   -  1  =  0.3222  = 32.19%
          -------                      -----
           1000


   Average Annual Return:
   ---------------------
                             1
                         -----
                             5

   (0.3222 + 1)           -  1  = 5.74%
                                  ----


August 1, 1991 - March 31, 1998 (life of fund)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (16.48  X  1.46104) -  (15.12 x 1.0)  x  1000 + 1000 = 1592.45
          ------------------------------------
                    (15.12 x 1.0)

   P    = 1000

   C    = 1592.45   -  1  =  0.5925  = 59.25%
          -------                      -----
           1000


   Average Annual Return:
   ---------------------
                             1
                       -------
                       6.66576

   (0.5925 + 1)            -  1  = 7.23%
                                   ----

                 LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST
                 ---------------------------------------------


Navigator Class

March 10, 1998 - March 31, 1998 (life of class)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (16.48 x 1.00304) - (16.44 x 1.0) x 1000 + 1000 = 1005.48
          --------------------------------
                       (16.44 x 1.0)

   P    = 1000

   C    = 1005.48   -  1  = 0.00548 = .55%
          -------
           1000